EXHIBIT 10.6

                                STOCK OPTION PLAN
                                       OF
                          PRE-PAID LEGAL SERVICES, INC.
              (as amended and restated effective December 12, 1995)

     1. Purpose. This Amended and Restated Stock Option Plan ("Plan") is intended as an incentive and to encourage stock ownership by certain key employees, officers and directors of Pre- Paid Legal Services, Inc. ("Corporation") and of its Subsidiaries (as hereinafter defined) in order to increase their proprietary interest in the Corporation's success.

     2. Administration. The Plan shall be administered by the Board of Directors of the Corporation, which shall determine the persons who shall participate in the Plan and the extent of their participation; provided, however, that the Board of Directors shall have the authority to appoint a committee of not less than two members of the Board ("Stock Option Committee") to administer the Plan and to make determinations concerning the granting of options thereunder; provided that all of the members of the Stock Option Committee shall be persons who qualify as "disinterested persons" as contemplated by Rule 16b-3 and the Securities Exchange Act of 1934 (the "Exchange Act"). Each member of the Stock Option Committee shall not be eligible to receive an option under the Plan or any other plan of the Corporation entitling participants to acquire stock, stock options or stock appreciation rights, if their eligibility would result in such person not being considered a "disinterested person" as such term is defined in Rule 16b-3 under the Exchange Act. The interpretation and construction by the Board of any provisions of the Plan or any option granted under it and any determination by the Board or the Stock Option Committee pursuant to any provision of the Plan or any such option shall be final and conclusive.

     Notwithstanding the foregoing, and solely to the extent necessary to satisfy the requirements of Rule 16b-3 under the Exchange Act, the Stock Option Committee shall have no discretionary authority with respect to the eligibility, amount, price or timing of any stock option granted pursuant to the provisions of Section 7 hereof to a Non-Employee Director (as defined in Section 7).

     No member of the Board of Directors or the Stock Option Committee shall be liable for any action or determination made in good faith, and the members shall be entitled to indemnification and reimbursement in the manner provided in the Corporation's Certificate of Incorporation, or as otherwise permitted by law.

     3. Stock. The stock subject to the options and other provisions of the Plan shall be shares of the Corporation's authorized but unissued Common Stock or treasury stock, as determined by the Board of Directors. Subject to adjustment in accordance with the provisions of Subparagraph 6.6 hereof, the total number of shares of Common Stock of the Corporation on which options may be granted under the Plan shall not exceed in the aggregate 1,000,000 shares. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the end of the period during which options may be granted, the shares of Common Stock allocable to the unexercised portion of such option may again be subject to an option under the Plan.

     4. Terms and Conditions of Incentive Options. Options may be granted under this Plan which qualify as Incentive Stock Options ("Incentive Options") under
Section 422A of the Internal Revenue Code. Incentive Options granted pursuant to the Plan shall comply with and be subject to the following special terms and conditions:

     4.1 Eligibility. The individuals who shall be eligible to receive Incentive Stock Options under this Plan shall be such key employees (including officers and directors who are employees) of the Corporation, or of any corporation (hereinafter called a "Subsidiary") in which the Corporation has a proprietary interest by reason of stock ownership or otherwise, including any corporation in which the Corporation acquires a proprietary interest after the adoption of this Plan (but only if the Corporation owns, directly or indirectly, stock possessing not less than 50% of the total combined voting power of all classes of stock in the corporation), as the Board of Directors of the Corporation shall determine from time to time.

     4.2 Limitation on Aggregate Value of Shares Subject to Incentive Option. The aggregate fair market value (determined in accordance with Section 6.3) as of the date of the grant of shares with respect to which options are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

     4.3 Limitation for Certain Shareholders. Any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its Subsidiaries may not receive an Incentive Option under the Plan, unless at the time an option is granted to such person the option price is at lease one hundred ten percent (110%) of the fair value market value of the shares and the option is not exercisable after the expiration of five (5) years from the date of the grant. For purposes of this
Section 4.3 a person shall be considered as owning the shares owned, directly or indirectly, by or for his brothers and sisters (whether in whole or half blood), spouse, ancestors, and lineal descendants, and the shares owned, directly or indirectly, by and for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries.

     4.4 Term of Incentive Option. Each Incentive Option granted under the Plan shall not be exercisable more than 10 years from the date the option is granted.

     5. Terms and Conditions of Non-Incentive Options. In addition to Incentive Options, options not qualifying as Incentive Options may be granted under this Plan ("Non-Incentive Options"). Certain special terms and conditions apply to Non-Incentive Options, as set forth below:

     5.1 Eligibility. The individuals who shall be eligible for the grant of Non- Incentive Options shall be directors, officers and employees of the Corporation or any Subsidiary (as defined in Section 4.1 above) as the Board of Directors or the Stock Option Committee shall determine from time to time.

     5.2 Term of Option. Any Non-Incentive Option granted under the Plan shall be for a term as determined at the time of grant by the Board of Directors or the Stock Option Committee but not to exceed 15 years from the date of grant.

     6. Terms and Conditions for All Options. The following terms and conditions shall apply to all options granted under the Plan.

     6.1 Medium and Time of Payment. The option price shall be payable in United States Dollars upon the exercise of the option and may be paid in cash or by certified check, bank draft or money order payable to the order of the Corporation, or if so determined by the Board of Directors or the Stock Option Committee, the option price may be paid in property or in installment payments.

     6.2 Number of Shares. The option shall state the total number of shares to which it pertains.

     6.3 Option Price. The option price shall be determined by the Board of Directors or the Stock Option Committee but shall be not less than the fair market value of the shares of Common Stock of the Corporation on the date of the granting of the option. For this purpose, fair market value means the last sales price of the shares of Common Stock on any national securities exchange on which the shares are listed on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported by such exchange, by National Quotation Bureau, Inc. or other national quotation service. If the Common Stock is not listed on a national securities exchange, fair market value means the last sales price of the shares of Common Stock in the over-the-counter market on the date on which such vale is to be determined or, if no shares were traded on such day, on the next preceding day on which the shares were traded, as reported on the National Association of Securities Dealers Automated Quotation System (NASDAQ) or other national quotation service. If at any time shares of Common Stock are not traded on an exchange or in the over-the-counter market, fair market value shall be the value determined by the Board of Directors or the Stock Option Committee, taking into consideration those factors affecting or reflecting value which they deem appropriate. For purposes of determining the exercise price of any Incentive Option, fair market value shall in any event be determined in accordance with
Section 422 of the Internal Revenue Code.

     6.4 Date of Exercise. Options shall be exercisable at the rate of 20% of the number of shares covered thereby per year beginning one year from the date of grant, unless otherwise provided by the Board of Directors or the Stock Option Committee at the time the option is granted. After becoming exercisable, the option may be exercised at any time and from time to time in whole or in part until termination of the option as set forth in Sections 4.5, 5.2 or 6.5.

     6.5 Termination of Employment; Death of Employee. In the event that an optionee's employment by the Corporation shall terminate, his option whether or not then exercisable shall terminate immediately; provided, however, that if the termination is not as a result of embezzlement, theft, other violation of law, or termination by the Corporation for cause, the optionee shall have the right to exercise his option (to the extent exercisable at the date of termination) at any time within 30 days after such termination; provided, further, that if any termination of employment is related to retirement with the consent of the Corporation the optionee shall have the right to exercise his option (to the extent exercisable up to the date of retirement) at any time within 3 months after such retirement; and provided, further, that if the optionee shall die while in the employment of the Corporation or within the period of time after termination of employment or retirement during which he was entitled to exercise his option as herein provided, his estate, personal representative, or beneficiary shall have the right to exercise his option (to the extent exercisable at the date of death) at any time within 12 months from the date of his death.

     Retirement by an optionee at his normal retirement date in accordance with provisions of any retirement plan of the Corporation or a Subsidiary under which the optionee is then covered shall be deemed to be a retirement with the consent of the Corporation. Whether any other termination of employment is to be considered a retirement with the consent of the Corporation and whether an authorized leave of absence on military or government service or for other reasons shall constitute a termination of employment for the purposes of the Plan, shall be determined by the Board of Directors or Stock Option Committee, which determination shall be final and conclusive; provided, however, that where the period of leave exceeds 90 days and where the individual's employment is not guaranteed by statute or contract, the employment relationship will be deemed to have been terminated on the 91st day of any leave. Employment by the Corporation shall be deemed to include employment by, and to continue during any period in which an optionee is in the employment of, a Subsidiary.

     6.6 Recapitalization. The aggregate number of shares of Common Stock on which options may be granted to persons participating under the Plan, the number of shares thereof covered by each outstanding option, and the price per share thereof in each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Corporation; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.

     In the event of a change in the Corporation's Common Stock which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or a change in the par value thereof, or from par value to no par value, without increase in the number of issued shares, the shares resulting from any such change shall be deemed to be Common

     Stock within the meaning of the Plan.

     6.7 Reorganization of Corporation. Subject to any required action by the stockholders, if the Corporation shall be the surviving or resulting corporation in any merger or consolidation which does not result in change of control of the Corporation, any option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the option would have been entitled. In the event of a dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving or resulting corporation or which results in a change in control of the Corporation, or a tender or exchange offer which results in a change in control of the Corporation, the Board of Directors or the Stock Option Committee shall determine: (i) whether all or any part of the unexercised portion of any option outstanding under the Plan shall terminate;
(ii) whether the options hall become immediately exercisable; or (iii) whether such options may be exchanged for options covering securities of any surviving or resulting corporation, subject to the agreement of any such surviving or resulting corporation, on terms and conditions substantially similar to an option hereunder.

     6.8 Assignability. No option shall be assignable or transferable except by will or by the laws of descent and distribution. During the lifetime of an optionee, the option shall be exercisable only by him.

     6.9 Optionee's Agreement. If, at the time of the exercise of any option, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the optionee exercising the option shall agree that he will purchase the shares that are subject to the option for investment and not with any present intention to resell the same, the optionee will, upon the request of the Corporation, execute and deliver to the Corporation an agreement to such effect.

     6.10 Rights as a Stockholder. An optionee shall have no rights as a stockholder with respect to shares covered by his option until the date of the issuance of the shares to him and only after such shares are fully paid.

     6.11 Other Provisions. The option agreements authorized under the Plan may contain such other provisions as the Board of Directors shall deem advisable.

     7. Non Employee Director Options. Notwithstanding anything elsewhere in the Plan to the contrary, each person who is a member of the Board of Directors of the Corporation but who is not an employee of the Corporation (a "Non-Employee Director") shall be eligible for grants of stock options under the Plan in accordance with the provisions of this Section 7. The following provisions of this Section 7 shall apply to the granting of stock options to Non-Employee Directors.

     7.1 Grant of Options. Each individual who is a Non-Employee Director on December 12, 1995 shall receive an initial option grant to purchase 7,500 shares of the Common Stock of the Corporation. Each Non-Employee Director shall receive subsequent grants of stock options to purchase 10,000 shares of Common Stock on March 1st of each year commencing on March 1, 1996 and each year thereafter during the term of the Plan, subject to there being at the time of any such grant sufficient remaining shares of Common Stock available for awards under the Plan. No options shall be granted pursuant to this Agreement after any date that Director becomes employed by the Corporation or ceases to be a director of the Corporation. All stock options granted to the Non-Employee Directors shall consist of options that do not qualify as incentive stock options under the Internal Revenue Code.

     7.2 Purchase Price. The purchase price for each share placed under an option for a Non-Employee Director shall be equal to 100% of the fair market value of such share on the date the option is granted (as determined pursuant to Section 6.3 hereof).

     7.3 Vesting and Term.  Except as  otherwise  provided in Section 13 hereof,
(i) the initial options to purchase 7,500 shares granted as of December 12, 1995 shall be fully vested and immediately exercisable on the date of grant and (ii) the options to purchase 10,000 shares to be granted as of March 1st of each year shall be fully vested and immediately exercisable as to 2,500 shares on the date of grant and shall vest and become exercisable in additional increments of 2,500 shares on June 1st, September 1st and December 1st in the year the option is granted; provided, however, that it shall be a condition to the vesting of each incremental portion of the option that the Non-Employee Director continue to be a Non-Employee Director of the Corporation through the applicable vesting date. The period during which a Non-Employee Director option may be exercised shall be five years from the date of grant, subject to earlier termination as provided in
Section 7.5 below.

     7.4 Exercise of Options. Options granted pursuant to this Section 7, to the extent the option has vested and become exercisable, may be exercised in whole or in part from time to time by written notice to the Corporation accompanied by a certified or bank cashier's check payable to the Corporation for the aggregate purchase price of the number of shares being purchased.

     7.5 Removal for Cause; Death of Non-Employee Director. In the event that a Non-Employee Director is removed from the Board of Directors for cause in accordance with applicable law and the Certificate of Incorporation and By-Laws of the Corporation, options granted to such Non-Employee Director pursuant to this Section 7 shall terminate as of the date of such removal and the Non-Employee Director shall have no further rights to exercise any portion of such options. If a Non-Employee Director shall die while serving on the Board of Directors or within any period of time during which any options granted pursuant to this Section 7 are exercisable as provided herein, the Non-Employee Director's estate, personal representative, or beneficiary shall have the right to exercise the options (to the extent exercisable at the date of death) at any time within 12 months from the date of death. Notwithstanding any of the foregoing, in no event may an option granted pursuant to this Section 7 be exercised more than five years after the date of grant.

     7.6 Changes. All options granted to Non-Employee Directors shall be subject to the provisions of Section 6.6 ("Recapitalization") and Section 6.7 ("Reorganization of Corporation") hereof; provided, however, that neither the Board of Directors nor the Stock Option Committee shall have the discretionary authority to make any determination in connection with a change in control (as provided in Section 6.7) that would result in acceleration of benefits under any Non-Employee Director option granted pursuant to this Section 7. The foregoing requirement eliminating certain discretionary authority that could result in an acceleration of benefits shall apply only to the extent required pursuant to Rule 16b-3 under the Exchange Act.

     7.7 Amendment. In addition to any other requirements contained herein pertaining to amendment of the Plan, the provisions of this Section 7 shall not be amended more than once every six months, other than to comport with any changes in the Internal Revenue Code or regulations thereunder. The foregoing requirement shall apply only to the extent required pursuant to Rule 16b-3 under the Exchange Act.

     8. Term of Plan. No stock option shall be granted pursuant to the Plan after December 12, 2005.

     9. Amendments. The Board of Directors may from time to time amend, alter, suspend, or discontinue the Plan or alter or amend (including decrease of option price by cancellation and substitution of options or otherwise) any and all option agreements granted thereunder; provided, however, that no such action of the Board of Directors may, without approval of the stockholders, alter the provisions of the Plan so as to (a) materially increase the benefits accruing to participants under the Plan; (b) materially increase the number of securities which may be issued under the Plan; or (c) materially modify the requirements as to eligibility for participation in the Plan; and provided, further, that no amendment may, without the consent of the optionee, affect any then outstanding options or unexercised portions thereof.

     10. No Obligation to Exercise Option. The granting of an option shall impose no obligation upon the optionee to exercise such an option.

     11. Registration under Securities Act of 1933. Provided that the Corporation is filing reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934 or has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, the Corporation will use its best efforts to cause the Common Stock which may be acquired pursuant to the exercise of any option to be registered under the Securities Act of 1933.

     12. Stockholder Approval. This Amended and Restated Plan shall be submitted to the stockholders of the Corporation for approval. Any option granted as provided in Section 7 hereof, and any option granted under any other Section hereof after December 31, 1995, prior to such approval shall not be exercisable unless and until such approval is obtained.